SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
May 15, 2008
(Date of earliest event reported)
FLOW INTERNATIONAL CORPORATION
(Exact name of Registrant as specified in its charter)

Washington	0-12448	91-1104842

(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File	Identification
incorporation)	Number)	Number)
23500 - 64th Avenue South, Kent, Washington 98032
(Address of principal executive offices, zip code)
Registrant’s telephone number, including area code:
(253) 850-3500
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Flow International Corporation (the “Company”) executed an amendment dated May 15, 2008 to the employment agreement of Charles M. Brown, the Company’s Chief Executve Officer, extending the term of the employment agreement by one year, so that the term now ends on April 30, 2011.
The foregoing summary is qualified in its entirety by reference to the text of the amendment, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and which is incorporated by reference herein.
ITEM 9.01. Exhibits
           (d) Exhibits
           99.1      First Amendment to Employment Agreement dated May 15, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2008	FLOW INTERNATIONAL CORPORATION
	By:	John S. Leness
John S. Leness
General Counsel and Secretary